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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     November 20, 1995


                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)



            HAWAII                      1-8836                 99-0042880
(State or other jurisdiction of       (Commission           (I.R.S. employer
 incorporation or organization)       file number)         identification no.)


   3375 Koapaka Street, Suite G350
            Honolulu, HI                                       96819-1869
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code: (808) 835-3700


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ITEM 5.  OTHER EVENTS
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         A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated
         November 20, 1995 relating to a further deferral from November 20, 1995 to December 9, 1995 of the due date for payment by the Company to American Airlines, Inc. of overdue amounts under an aircraft lease agreement is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c) Exhibits

             Exhibit 99.1   Press Release dated November 20, 1995.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAWAIIAN AIRLINES, INC.


Dated: November 20, 1995                   By /s/ C.J. David Davies
                                             ------------------------------
                                              C.J. David Davies
                                              Senior Vice President-Finance
                                              and Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)


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